UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2009

IX ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-151381	36-4620445
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

711 Third Avenue, Suite 1505, New York, New York, 10017

(Address of principal executive offices) (zip code)

(212) 682-5068

(Registrant's telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

Effective August 27, 2009, Michael Weinstein was retained as Chief Financial Officer of IX Energy Holdings, Inc. (the “Company”). Pursuant to the terms of the Executive Employment Agreement between the Company and Mr. Weinstein, Mr. Weinstein will serve as CFO of the Company for an initial term of 90 days which commenced on August 27, 2009. The agreement provides for a monthly compensation of $8,500 and $7,666 in shares of the Company’s common stock, which shares shall be restricted stock (the “Base Salary”); provided however, if the Company shall consummate a bridge financing transaction during the term of the employment agreement, Base Salary shall be paid solely in cash. The Company agreed to grant to Mr. Weinstein a signing bonus of 55,000 shares of the Company’s common stock and a cash payment of $7,500 in the event that the Company consummates a bridge financing transaction during the term of the employment agreement. The Employment agreement includes customary, non-disclosure of confidential information and non-compete/non-solicitation provisions.

Mr. Weinstein, age 50, has more than 25 years of experience in finance and investing, business strategy consulting and corporate planning.  Mr. Weinstein’s previous positions include serving as Head of U.S. Research at Calyon Securities (USA) Inc., an institutional securities company, from June 2004 through January 2008, and as Head of Global Product Marketing at Fox-Pitt, Kelton, Inc., a boutique investment banking company, from January 1994 through June 2002. Mr. Weinstein, also served as a Senior Equity Analyst at Putnam Investment Management, an investment management company, from January 1994 through June 2002 and as a Senior Consultant at Arthur D. Little, Inc. a management and technology consulting company, from March 1989 through January 1994, where he specialized in business strategy and financial analysis. Mr. Weinstein also served as the Director of Research at StockCross Financial, Inc., a broker-dealer from March 2009 through August 25, 2009. Mr. Weinstein holds a BS in economics and a MBA in finance and marketing from Washington University in St. Louis.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Executive Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX Energy Holdings, Inc.

Dated: September 3, 2009	By	/s/ Steven Hoffmann
Name: Steven Hoffmann

Title: Chief Executive Officer